AlphaClone Alternative Alpha ETF
Schedule of Investments
June 30, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.7%
	Communication Services - 15.7%
331	Alphabet, Inc. - Class A (a)	$808,232
38,751	Eventbrite, Inc. - Class A (a)(b)	736,269
2,374	Facebook, Inc. - Class A (a)	825,464
1,554	Netflix, Inc. (a)	820,838
2,242	Roku, Inc. (a)	1,029,638
4,371	Walt Disney Company (a)	768,291
		4,988,732
	Consumer Discretionary - 29.7% (c)
243	Amazon.com, Inc. (a)	835,959
2,946	Carvana Company (a)(b)	889,162
19,085	Coupang, Inc. (a)(b)	798,135
5,162	DoorDash, Inc. - Class A (a)(b)	920,539
4,744	Etsy, Inc. (a)(b)	976,505
2,218	Lithia Motors, Inc. (b)	762,193
573	MercadoLibre, Inc. (a)	892,614
8,343	Papa John’s International, Inc. (b)	871,343
15,480	Skyline Champion Corporation (a)	825,084
1,239	Tesla, Inc. (a)	842,148
2,525	Wayfair, Inc. - Class A (a)(b)	797,168
		9,410,850
	Consumer Staples - 2.6%
2,063	Costco Wholesale Corporation	816,267
	Financials - 2.3%
38,334	Selectquote, Inc. (a)	738,313
	Health Care - 5.4%
8,598	Horizon Therapeutics plc (a)	805,117
1,926	Illumina, Inc. (a)	911,402
		1,716,519
	Industrials - 8.6%
2,382	Generac Holdings, Inc. (a)	988,888
17,626	Sunrun, Inc. (a)(b)	983,178
14,518	Triton International, Ltd.	759,872
		2,731,938
	Information Technology - 35.4% (c)
6,262	Apple, Inc.	857,643
5,270	Bill.com Holdings, Inc. (a)(b)	965,359
7,648	Brooks Automation, Inc.	728,701
6,674	Everbridge, Inc. (a)(b)	908,198
8,769	Fabrinet (a)	840,684
1,547	HubSpot, Inc. (a)	901,468
1,200	Lam Research Corporation	780,840
24,691	Nutanix, Inc. - Class A (a)	943,690
2,151	Palo Alto Networks, Inc. (a)	798,129
2,999	PayPal Holdings, Inc. (a)	874,149
625	Shopify, Inc. - Class A (a)	913,112
3,267	Snowflake, Inc. - Class A (a)	789,961
2,321	Twilio, Inc. - Class A (a)	914,845
		11,216,779
	TOTAL COMMON STOCKS (Cost $27,099,456)	31,619,398

	SHORT-TERM INVESTMENTS - 0.3%
95,797	First American Government Obligations Fund - Class X, 0.03% (d)	95,797
	TOTAL SHORT-TERM INVESTMENTS (Cost: $95,797)	95,797
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 26.1%
8,274,136	Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (d)(e)	8,274,136
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $8,274,136)	8,274,136
	Total Investments (Cost $35,469,389) - 126.1%	39,989,331
	Liabilities in Excess of Other Assets - (26.1)%	(8,288,272)
	TOTAL NET ASSETS - 100.0%	$31,701,059

	Percentages are stated as a percent of net assets.
	(a) Non-income producing security.
	(b) All or a portion of this security is on loan as of June 30, 2021. Total value of securities on loan is $8,032,236.
	(c) To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(d) Rate shown is the annualized seven-day yield as of June 30, 2021.
	(e) Privately offered liquidity fund.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at June 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$31,619,398	$-	$-	$31,619,398
Short-Term Investments	95,797	-	-	95,797
Investments Purchased with Proceeds from Securities Lending	-	8,274,136	-	8,274,136
Total Investments in Securities	$31,715,195	$8,274,136	$-	$39,989,331
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended June 30, 2021, the Fund did not recognize any transfers to or from Level 3.